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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 23, 2001
                                                 --------------------------

                              CONSUMERS U.S., INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       333-31363-01                                      22-2874087
 ------------------------                  ------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

         3140 Williams Flinn Highway, Allison Park, Pennsylvania, 15101
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  412-486-9100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On May 23, 2001, Consumers Packaging Inc., the indirect sole owner of Consumers U.S., Inc. (the "Registrant"), the majority owner of Anchor Glass Container Corporation ("Anchor"), announced that it had sought and obtained an Order of the Ontario Superior Court of Justice under the Companies' Creditors Arrangement Act. The Order stays legal proceedings against Consumers Packaging Inc. in respect of its Canadian operations until June 22, 2001, or such later date as the Court may order, and authorizes Consumers Packaging Inc. to develop a restructuring plan. Management of the Registrant is unable to determine what impact this filing will have on the Registrant or Anchor.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                           99.1 Press release issued by Consumers Packaging Inc. on May 23, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSUMERS U.S., INC.


                                       /s/ C. Kent May
                                       -----------------------------------------
                                       C. Kent May
                                       Secretary


Date: May 31, 2001





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                                  EXHIBIT INDEX

Exhibit Number                          Document
--------------                          --------
     99.1                               Press release issued by Consumers
                                        Packaging Inc. on May 23, 2001.






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